                            PRUDENTIAL MUTUAL FUNDS

                         Supplement dated June 1, 1999


    The following paragraph is added after the last paragraph under "Purchase, Redemption and Pricing of Fund Shares--Class Z Shares" in the Statement of Additional Information (SAI):

    PruArray Association Benefit Plans. Class Z shares are also offered to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in a PruArray Plan, provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class Z shares without regard to the assets or number of participants in the individual employer's qualified plans or non-qualified plans so long as the employers in the Association have retirement plan assets in the aggregate of at least $250 million for which Prudential Retirement Services provides participant-level recordkeeping services.

    Listed below are the names of the Prudential Mutual Funds and the dates of the SAIs to which this supplement relates.

         Name of Fund                                                    Date of SAI
         -----------------------------------------------------------     ---------------
         Prudential Equity Fund, Inc.                                    March 1, 1999
         Prudential Government Income Fund, Inc.                         May 18, 1999
         Prudential Intermediate Global Income Fund                      March 16, 1999


MF990C4 (6/1/99)